Exhibit 10.19

Short-Term Loan Agreement

Dated as of July 9, 2024

Picard Medical, Inc, a Delaware corporation and whose business address is at 4 Palo Alto Square, Ste 200, 3000 El Camino Real, Palo Alto, CA 94306 (the “Borrower”) and Fang Family Fund, LLC- Series II (“FFF”), whose address is 7255 Laredo St, Las Vegas, NV 89117 (the “Lender”), agree as of the date stated above that:

WHEREAS

The Borrower is a portfolio company of Hunniwell Picard I, LLC, a venture capital fund where the Lender serves as a Managing Partner.

Lender, in his personal capacity, voluntarily and willingly desires to temporarily help finance the continued operations of the Borrower.

NOW THEREFORE,

In consideration of the premises and the representations, warranties, covenants, and acts referred to herein, the Borrower and the Lender (referred to herein as the “Parties” to this agreement (this “Agreement”) agree as follows:

SECTION 1. PRINCIPAL

Subject to the terms and conditions of this Agreement, the Lender will pay to the Borrower, and thus has in effect has loaned to the Borrower, and the Borrower has borrowed from the Lender, on the date hereof, the amount of US$580,000 (Five Hundred Eighty Thousand United States Dollars) (herein called the “Loan”).

SECTION 2. INTEREST

Richard Fang, Chairman of the Board, through the Lender, has loaned the Borrower US Dollar 580,000 on July 9, 2024. The loan shall bear simple interest at a rate of Libor prime rate based on a 365-day year compounded monthly, based on the closing Libor prime rate on the last day of each month.

SECTION 3. DUE DATE

This is a short-term loan and shall become due in full and repaid upon the Borrower’s successfully receiving over $5,000,000 in external funding six months from the effective date of this agreement. If the borrower does not receive $5,000,000 in external funding within 6 months, the loan becomes due and payable with loan payment terms to be determined at that time.

SECTION 4. PREPAYMENTS

The Borrower may, at its discretion, prepay the Loan at any time prior to the due date without penalty.

SECTION 5. MAKING OF PAYMENTS

Any payments made prior to the Conversion (including those made pursuant to the terms of Section 4 hereof) of principal shall be made in immediately available funds by the Borrower to the Lender at such bank account as the Lender shall have designated by notice to the Borrower.

SECTION 6. COLLATERAL SECURITY

The Loan will not be secured by any collateral from the Borrower.

SECTION 7. REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender that:

§7.1 Organization

The Borrower is an individual or entity of sound mind and competent to make such decisions are needed regarding the Loan.

§7.2 Authorization; No Conflict

The execution and delivery of this Agreement, and the performance by the Borrower of its obligations hereunder and thereunder, are fully within the Borrower’s legal authority, and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

§7.3 Validity and Binding Nature

This Agreement has been duly executed and delivered and is the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles which may limit the right to obtain the remedy of specific performance of executory covenants.

§7.4 Pending or Threatened Litigation and Contingent Liabilities

No litigation, arbitration proceedings or governmental proceedings are pending or threatened against the Borrower, if adversely determined, materially adversely affect the financial condition of the Borrower or any of its subsidiary, parent, or affiliate companies.

SECTION 8. [DELIBERATELY LEFT BLANK]

SECTION 9. [DELIBERATELY LEFT BLANK]

SECTION 10. [DELIBERATELY LEFT BLANK]

SECTION 11. MISCELLANEOUS PROVISIONS

§11.1 No Waiver; Amendments in Writing

No delay on the part of the Lender in the exercise of any right, power or remedy shall operate as a waiver thereof to this Agreement, nor shall any single or partial exercise of any right, power or remedy preclude the Parties or others from the further exercise thereof, or the exercise of any other right, power, or remedy.

§11.2 Notices

Any notice hereunder tParties mayer or the Lender shall be in writing and, if signed, scanned and emailed, shall be deemed to have been given when sent, and if mailed shall be deemed to have been given three days after the date when sent by registered or certified mail, postage prepaid, and addressed to the Borrower or the Lender at the address shown below his or its signature hereto, or at such other address as one of the Parties may, by written notice received by the other Party hereto, have designated as the Parties address for such purpose.

§11.3 Governing Law

This Agreement has been executed and delivered in the State of Delaware and are made under and governed by the laws of the State of Delaware.

§11.4 Successors and Assigns

This Agreement shall be binding upon the Borrower and the Lender and their respective successors and assigns and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

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BORROWER

Picard Medical, Inc., a Delaware corporation

Signed:	/s/ Patrick NJ Schnegelsberg		7/9/2024
	By:	Patrick NJ Schnegelsberg
	Title:	Chief Executive Officer

LENDER

Fang Family Fund, LLC- Series II

Signed:	/s/ Yuncai Fang		7/9/2024
	By:	Yuncai (Richard) Fang
	Title:	Authorized Signer

[Signature page]

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